                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21954

                          Oppenheimer Baring Japan Fund
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                         Date of fiscal year end: May 31

                      Date of reporting period: 05/31/2009

ITEM 1. REPORTS TO STOCKHOLDERS.

MAY 31, 2009

Oppenheimer
Baring Japan Fund                                                  Annual Report

ANNUAL REPORT

     Listing of Top Holdings

     Fund Performance Discussion

     Listing of Investments

     Financial Statements

                                                      (OPPENHEIMERFUNDS(R) LOGO)
                                                      The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK INDUSTRIES
Commercial Banks                      10.7%
Automobiles                            8.8
Pharmaceuticals                        5.5
Chemicals                              5.1
Wireless Telecommunication Services    4.7
Trading Companies & Distributors       4.0
Road & Rail                            3.7
Specialty Retail                       3.6
Metals & Mining                        3.4
Household Products                     3.4

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2009, and are based on net assets.

TOP TEN COMMON STOCK HOLDINGS
Toyota Motor Corp.                    5.9%
Mitsubishi Corp.                      4.0
NTT DoCoMo, Inc.                      3.6
Shin-Etsu Chemical Co.                3.3
Panasonic Corp.                       3.2
Millea Holdings, Inc.                 3.2
Shimizu Corp.                         3.0
Seven & I Holdings Co. Ltd.           3.0
Takeda Pharmaceutical Co. Ltd.        3.0
Mizuho Financial Group, Inc.          2.9

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2009, and are based on net assets. For more current Fund holdings, please visit www.oppenheimerfunds.com.


                        7 | OPPENHEIMER BARING JAPAN FUND

TOP HOLDINGS AND ALLOCATIONS

SECTOR ALLOCATION

                                  (PIE CHART)

Financials                   18.1%
Consumer Discretionary       17.6
Industrials                  14.6
Materials                    12.8
Information Technology       12.2
Consumer Staples              6.7
Telecommunication Services    6.6
Health Care                   5.7
Utilities                     4.1
Energy                        1.6

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2009, and are based on the total market value of common stocks.


                        8 | OPPENHEIMER BARING JAPAN FUND

FUND PERFORMANCE DISCUSSION

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED MAY 31, 2009, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. Although sheltered from some of the worst effects of the global credit crunch relative to other countries, the Japanese economy was hit hard by the worldwide financial crisis and the global economic slowdown during the 12-month reporting period ended May 31, 2009. The slowdown in global consumer spending and corporate activity was exacerbated by a rapid global inventory build-up and a freezing up of the credit markets in late 2008 and early 2009. With Japan having a significant manufacturing base and a high dependency on exports, we witnessed a sharp fall of industrial production in Japan during the reporting period, an event that reverberated throughout the Japanese economy. An advancing yen for much of the reporting period put additional pressure on earnings for the manufacturing sector, particularly for companies heavily reliant on exports.

     Japanese equities traded sharply lower over the period as an unprecedented economic slowdown led to a dramatic deterioration in earnings. In early 2009, this, combined with a rapidly falling market tolerance for risk, brought the TOPIX (Tokyo Stock Price Index) below its 2003 low. While Japanese equities, relatively speaking, did not fall as far as most other major global equity markets during the period, the financial sector still incurred substantial losses and certain financial institutions in Japan announced large additional equity issuances. Relatively speaking, the Japanese financial sector was somewhat shielded from the declining mortgage-backed security valuations and collateralized debt obligations that resulted in significant losses for the financial sectors of some other countries.

     Oppenheimer Baring Japan Fund's Class A shares (without sales charge) returned -39.65% during the reporting period, underperforming Japan's TOPIX (calculated in U.S. dollars), which declined by 31.90% over the same period. The Fund's sector allocation strategy accounted for slight relative underperformance, but the relative underperformance was mostly due to stock selection.

     An underweight position in certain defensive names such as Kansai Electric Power Co., Inc. and Takeda Pharmaceutical Co. Ltd. detracted from Fund performance, given the sharp declines in the Japanese equity market (we exited our position in Kansai by period end). Elsewhere, in the information technology sector, the Fund suffered as a result of its holdings in Elpida Memory, Inc. and Toshiba Corp.

     Top contributors to relative Fund performance included Japanese construction firm Shimizu Corp., industrial firms Tokyu Corp. and Mitsubishi Corp. and within materials, Oji Paper Co. Ltd. and Sumitomo Osaka Cement Co. Ltd.


                        9 | OPPENHEIMER BARING JAPAN FUND

FUND PERFORMANCE DISCUSSION

     While macroeconomic conditions remained extremely tough globally and in Japan at period end, we feel there is a good chance that Japanese equities marked their lows in March 2009. A lessening of market volatility, marginal improvement in the production cycle and increased investor and consumer confidence should help support improved corporate earnings in coming quarters. So far in 2009, cyclical stocks have led the way, as they have bounced back from extremely low valuations. We feel that one of the primary drivers for a further market recovery is likely to be the financial sector in coming months.

     Both fiscal and monetary policy was loosened significantly in recent months, which is a rare phenomenon in Japan, but one we feel will provide a supportive environment for equities. Political developments may grab more headlines in coming months as a potential political realignment may occur, but we feel that for now, this remains a marginal issue for equity investors. Although Japanese equities will remain vulnerable to any renewed deterioration in global conditions, in the absence of any substantial new shocks, we feel that we are likely to see a continuation of the ongoing recovery in both fundamentals and share prices.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until May 31, 2009. Performance is measured from inception of each Class of shares on January 31, 2007. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

     The Fund's performance is compared to the performance of the Tokyo Stock Price Index (TOPIX), an unmanaged composite index of all common stocks listed on the First Section of Tokyo Stock Exchange (TSE). The index cannot be purchased directly by investors. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the Index.


                       10 | OPPENHEIMER BARING JAPAN FUND

                               (PERFORMANCE GRAPH)

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

 1/31/2007   9,425   10,000
 2/28/2007   9,538   10,396
 5/31/2007   9,246   10,180
 8/31/2007   8,784    9,808
11/30/2007   8,709    9,814
 2/29/2008   7,713    9,051
 5/31/2008   8,556    9,580
 8/31/2008   6,794    8,215
11/30/2008   4,974    5,933
 2/28/2009   4,207    5,263
 5/31/2009   5,164    6,524

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 5/31/09 1-Year -43.12% Since Inception (1/31/07) -24.67%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 3% (SINCE INCEPTION); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 16 FOR FURTHER INFORMATION.


                       11 | OPPENHEIMER BARING JAPAN FUND

FUND PERFORMANCE DISCUSSION

                               (PERFORMANCE GRAPH)

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

 1/31/2007   10,000   10,000
 2/28/2007   10,120   10,396
 5/31/2007    9,790   10,180
 8/31/2007    9,280    9,808
11/30/2007    9,170    9,814
 2/29/2008    8,101    9,051
 5/31/2008    8,974    9,580
 8/31/2008    7,117    8,215
11/30/2008    5,190    5,933
 2/28/2009    4,387    5,263
 5/31/2009    5,230    6,524

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 5/31/09 1-Year -42.94% Since Inception (1/31/07) -24.26%


                       12 | OPPENHEIMER BARING JAPAN FUND

                               (PERFORMANCE GRAPH)

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

 1/31/2007   10,000   10,000
 2/28/2007   10,110   10,396
 5/31/2007    9,790   10,180
 8/31/2007    9,280    9,808
11/30/2007    9,170    9,814
 2/29/2008    8,101    9,051
 5/31/2008    8,984    9,580
 8/31/2008    7,117    8,215
11/30/2008    5,190    5,933
 2/28/2009    4,387    5,263
 5/31/2009    5,391    6,524

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 5/31/09 1-Year -40.60% Since Inception (1/31/07) -23.27%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 3% (SINCE INCEPTION); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 16 FOR FURTHER INFORMATION.


                       13 | OPPENHEIMER BARING JAPAN FUND

FUND PERFORMANCE DISCUSSION

                               (PERFORMANCE GRAPH)

CLASS N SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

 1/31/2007   10,000   10,000
 2/28/2007   10,120   10,396
 5/31/2007    9,800   10,180
 8/31/2007    9,310    9,808
11/30/2007    9,210    9,814
 2/29/2008    8,151    9,051
 5/31/2008    9,034    9,580
 8/31/2008    7,167    8,215
11/30/2008    5,240    5,933
 2/28/2009    4,427    5,263
 5/31/2009    5,441    6,524

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 5/31/09 1-Year -40.38% Since Inception (1/31/07) -22.96%


                       14 | OPPENHEIMER BARING JAPAN FUND

                               (PERFORMANCE GRAPH)

CLASS Y SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

 1/31/2007   10,000   10,000
 2/28/2007   10,120   10,396
 5/31/2007    9,810   10,180
 8/31/2007    9,330    9,808
11/30/2007    9,240    9,814
 2/29/2008    8,193    9,051
 5/31/2008    9,097    9,580
 8/31/2008    7,228    8,215
11/30/2008    5,288    5,933
 2/28/2009    4,483    5,263
 5/31/2009    5,509    6,524

AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT 5/31/09 1-Year -39.45% Since Inception (1/31/07) -22.55%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 3% (SINCE INCEPTION); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 16 FOR FURTHER INFORMATION.


                       15 | OPPENHEIMER BARING JAPAN FUND

NOTES

     Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

     INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

     The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

     CLASS A shares of the Fund were first publicly offered on 1/31/07. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

     CLASS B shares of the Fund were first publicly offered on 1/31/07. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

     CLASS C shares of the Fund were first publicly offered on 1/31/07. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

     CLASS N shares of the Fund were first publicly offered on 1/31/07. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.


                       16 | OPPENHEIMER BARING JAPAN FUND

     CLASS Y shares of the Fund were first publicly offered on 1/31/07. Class Y shares are offered only to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.

     An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                       17 | OPPENHEIMER BARING JAPAN FUND

FUND EXPENSES

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2009.

ACTUAL EXPENSES. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), redemption fees, or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to


                       18 | OPPENHEIMER BARING JAPAN FUND
exceptions described in the Statement of Additional Information). Therefore, the "hypothetical" section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                  BEGINNING         ENDING         EXPENSES
                                   ACCOUNT          ACCOUNT       PAID DURING
                                    VALUE            VALUE      6 MONTHS ENDED
                              DECEMBER 1, 2008   MAY 31, 2009    MAY 31, 2009
                              ----------------   ------------   --------------
ACTUAL
Class A                           $1,000.00        $1,038.10        $ 9.85
Class B                            1,000.00         1,038.70         12.01
Class C                            1,000.00         1,038.70         12.01
Class N                            1,000.00         1,038.30         11.19
Class Y                            1,000.00         1,041.80          6.89

HYPOTHETICAL
(5% return before expenses)
Class A                            1,000.00         1,015.31          9.74
Class B                            1,000.00         1,013.21         11.86
Class C                            1,000.00         1,013.21         11.86
Class N                            1,000.00         1,014.01         11.06
Class Y                            1,000.00         1,018.20          6.82

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended May 31, 2009 are as follows:

          EXPENSE
CLASS      RATIOS
-----     -------
Class A    1.93%
Class B    2.35
Class C    2.35
Class N    2.19
Class Y    1.35

The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund's Manager and Transfer Agent that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.


                       19 | OPPENHEIMER BARING JAPAN FUND

                       THIS PAGE INTENTIONALLY LEFT BLANK.


                       20 | OPPENHEIMER BARING JAPAN FUND

STATEMENT OF INVESTMENTS May 31, 2009

                                                            SHARES       VALUE
                                                           --------   ----------
COMMON STOCKS--96.1%
CONSUMER DISCRETIONARY--16.9%
AUTO COMPONENTS--1.3%
Denso Corp.                                                   4,500   $  108,064
                                                                      ----------
AUTOMOBILES--8.8%
Honda Motor Co.                                               8,200      238,031
Toyota Motor Corp.                                           12,000      479,849
                                                                      ----------
                                                                         717,880
                                                                      ----------
HOUSEHOLD DURABLES--3.2%
Panasonic Corp.                                              18,100      261,032
                                                                      ----------
SPECIALTY RETAIL--3.6%
ABC-MART, Inc.                                                3,500       79,055
YAMADA DENKI Co. Ltd.                                         3,750      214,752
                                                                      ----------
                                                                         293,807
                                                                      ----------
CONSUMER STAPLES--6.5%
FOOD & STAPLES RETAILING--3.1%
Seven & I Holdings Co. Ltd.                                  10,200      246,976
                                                                      ----------
HOUSEHOLD PRODUCTS--3.4%
Kao Corp.                                                     7,000      153,915
UNI-CHARM Corp.                                               1,800      125,630
                                                                      ----------
                                                                         279,545
                                                                      ----------
ENERGY--1.5%
ENERGY EQUIPMENT & SERVICES--1.5%
Shinko Plantech Co. Ltd.                                     13,000      123,607
                                                                      ----------
FINANCIALS--17.4%
COMMERCIAL BANKS--10.7%
Chiba Bank Ltd. (The)                                        26,000      158,279
Mitsubishi UFJ Financial Group, Inc.                         37,400      236,006
Mizuho Financial Group, Inc.                                 99,500      239,342
Sumitomo Mitsui Financial Group, Inc.                         6,100      236,112
                                                                      ----------
                                                                         869,739
                                                                      ----------
CONSUMER FINANCE--1.3%
Orix Corp.                                                    1,700      107,343
                                                                      ----------
INSURANCE--3.2%
Millea Holdings, Inc.                                         8,800      259,536
                                                                      ----------
REAL ESTATE MANAGEMENT & DEVELOPMENT--2.2%
Mitsui Fudosan Co. Ltd.                                      11,000      183,757
                                                                      ----------

                                                            SHARES       VALUE
                                                           --------   ----------
HEALTH CARE--5.5%
PHARMACEUTICALS--5.5%
Astellas Pharma, Inc.                                         6,000   $  203,401
Takeda Pharmaceutical Co. Ltd.                                6,100      241,362
                                                                      ----------
                                                                         444,763
                                                                      ----------
INDUSTRIALS--14.1%
BUILDING PRODUCTS--2.2%
Daikin Industries Ltd.                                        5,800      179,294
                                                                      ----------
CONSTRUCTION & ENGINEERING--3.1%
Shimizu Corp.                                                55,000      247,639
                                                                      ----------
MACHINERY--1.1%
Fanuc Ltd.                                                    1,100       88,893
                                                                      ----------
ROAD & RAIL--3.7%
East Japan Railway Co.                                        1,200       71,537
Tokyu Corp.                                                  51,000      232,189
                                                                      ----------
                                                                         303,726
                                                                      ----------
TRADING COMPANIES & DISTRIBUTORS--4.0%
Mitsubishi Corp.                                             17,200      326,418
                                                                      ----------
INFORMATION TECHNOLOGY--11.7%
COMPUTERS & PERIPHERALS--1.9%
Toshiba Corp.                                                41,000      155,482
                                                                      ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.6%
Hitachi Ltd.                                                 15,000       49,998
                                                                      ----------
IT SERVICES--1.5%
IT Holdings Corp.                                             7,600      124,593
                                                                      ----------
OFFICE ELECTRONICS--2.9%
Canon, Inc.                                                   7,100      235,722
                                                                      ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--2.8%
Elpida Memory, Inc.(1)                                        8,200       85,643
ULVAC, Inc.                                                   6,851      139,834
                                                                      ----------
                                                                         225,477
                                                                      ----------
SOFTWARE--2.0%
Nintendo Co. Ltd.                                               600      163,004
                                                                      ----------
MATERIALS--12.3%
CHEMICALS--5.1%
Air Water, Inc.                                              14,000      145,450
Shin-Etsu Chemical Co.                                        5,100      267,588
                                                                      ----------
                                                                         413,038
                                                                      ----------


                       F1 | OPPENHEIMER BARING JAPAN FUND

STATEMENT OF INVESTMENTS Continued

                                                            SHARES       VALUE
                                                           --------   ----------
CONSTRUCTION MATERIALS--1.7%
Sumitomo Osaka Cement Co. Ltd.                               61,000   $  138,927
                                                                      ----------
METALS & MINING--3.4%
Nippon Steel Corp.                                           40,000      153,467
Osaka Titanium Technologies Co. Ltd.                          3,200      126,500
                                                                      ----------
                                                                         279,967
                                                                      ----------
PAPER & FOREST PRODUCTS--2.1%
Oji Paper Co. Ltd.                                           37,000      172,030
                                                                      ----------
TELECOMMUNICATION SERVICES--6.3%
DIVERSIFIED TELECOMMUNICATION SERVICES--1.6%
Nippon Telegraph & Telephone Corp.                            3,200      132,997
                                                                      ----------
WIRELESS TELECOMMUNICATION SERVICES--4.7%
NTT DoCoMo, Inc.                                                199      297,623
Softbank Corp.                                                4,700       85,889
                                                                      ----------
                                                                         383,512
                                                                      ----------

                                                            SHARES       VALUE
                                                           --------   ----------
UTILITIES--3.9%
ELECTRIC UTILITIES--2.0%
Tokyo Electric Power Corp.                                    6,400   $  160,537
                                                                      ----------
GAS UTILITIES--1.9%
Tokyo Gas Co. Ltd.                                           43,000      158,015
                                                                      ----------
Total Common Stocks
(Cost $9,509,832)                                                      7,835,318
                                                                      ----------
TOTAL INVESTMENTS, AT VALUE
(COST $9,509,832)                                              96.1%   7,835,318
                                                                      ----------
OTHER ASSETS NET OF LIABILITIES                                 3.9      321,835
                                                           --------   ----------
NET ASSETS                                                    100.0%  $8,157,153
                                                           ========   ==========

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1--quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2--inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3--unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The market value of the Fund's investment was determined based on the following inputs as of May 31, 2009:

                                                INVESTMENTS    OTHER FINANCIAL
VALUATION DESCRIPTION                          IN SECURITIES     INSTRUMENTS*
---------------------                          -------------   ---------------
Level 1--Quoted Prices                           $2,550,040          $--
Level 2--Other Significant Observable Inputs      5,285,278           --
Level 3--Significant Unobservable Inputs                 --           --
                                                 ----------          ---
   Total                                         $7,835,318          $--
                                                 ==========          ===

* Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION TECHNIQUES, IF ANY, DURING THE REPORTING PERIOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       F2 | OPPENHEIMER BARING JAPAN FUND

STATEMENT OF ASSETS AND LIABILITIES May 31, 2009

ASSETS
Investments, at value (cost $9,509,832)--see accompanying
   statement of investments                                          $ 7,835,318
                                                                     -----------
Cash                                                                      52,796
                                                                     -----------
Cash--foreign currencies (cost $291,333)                                 296,623
                                                                     -----------
Receivables and other assets:
Investments sold                                                         625,143
Dividends                                                                 78,638
Shares of beneficial interest sold                                           395
Other                                                                      3,469
                                                                     -----------
Total assets                                                           8,892,382
                                                                     ===========
LIABILITIES
Payables and other liabilities:
Investments purchased                                                    662,100
Legal, auditing and other professional fees                               32,873
Shareholder communications                                                21,716
Transfer and shareholder servicing agent fees                              2,225
Shares of beneficial interest redeemed                                     1,191
Distribution and service plan fees                                           836
Custodian fees                                                               441
Trustees' compensation                                                       237
Other                                                                     13,610
                                                                     -----------
Total liabilities                                                        735,229
                                                                     ===========
NET ASSETS                                                           $ 8,157,153
                                                                     ===========
COMPOSITION OF NET ASSETS
Par value of shares of beneficial interest                           $     1,498
                                                                     -----------
Additional paid-in capital                                            15,038,823
                                                                     -----------
Accumulated net investment income                                         33,208
                                                                     -----------
Accumulated net realized loss on investments and foreign currency
   transactions                                                       (5,249,505)
                                                                     -----------
Net unrealized depreciation on investments and translation of
   assets and liabilities denominated in foreign currencies           (1,666,871)
                                                                     -----------
NET ASSETS                                                           $ 8,157,153
                                                                     ===========


                       F3 | OPPENHEIMER BARING JAPAN FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of $7,182,191 and 1,316,882 shares of beneficial
   interest outstanding)                                             $5.45
Maximum offering price per share (net asset value plus sales
   charge of 5.75% of offering price)                                $5.78
                                                                     -----
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $303,001 and 56,471 shares of beneficial interest
   outstanding)                                                      $5.37
                                                                     -----
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $428,186 and 79,767 shares of beneficial interest
   outstanding)                                                      $5.37
                                                                     -----
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $58,738 and 10,832 shares of beneficial interest
   outstanding)                                                      $5.42
                                                                     -----
Class Y Shares:
Net asset value, redemption price and offering price per share
   (based on net assets of $185,037 and 33,755 shares of
   beneficial interest outstanding)                                  $5.48

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       F4 | OPPENHEIMER BARING JAPAN FUND

STATEMENT OF OPERATIONS For the Year Ended May 31, 2009

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $12,124)              $   161,070
                                                                     -----------
Interest                                                                   2,186
                                                                     -----------
Other income                                                                 120
                                                                     -----------
Total investment income                                                  163,376
                                                                     ===========
EXPENSES
Management fees                                                           94,846
                                                                     -----------
Distribution and service plan fees:
Class A                                                                    4,932
Class B                                                                    3,596
Class C                                                                    4,514
Class N                                                                      254
                                                                     -----------
Transfer and shareholder servicing agent fees:
Class A                                                                   15,479
Class B                                                                    3,016
Class C                                                                    3,270
Class N                                                                      431
Class Y                                                                    1,171
                                                                     -----------
Shareholder communications:
Class A                                                                   18,131
Class B                                                                   10,136
Class C                                                                   12,903
Class N                                                                    1,127
Class Y                                                                      114
                                                                     -----------
Legal, auditing and other professional fees                               58,672
                                                                     -----------
Custodian fees and expenses                                                1,139
                                                                     -----------
Trustees' compensation                                                       255
                                                                     -----------
Other                                                                      6,924
                                                                     -----------
Total expenses                                                           240,910
Less waivers and reimbursements of expenses                              (83,836)
                                                                     -----------
Net expenses                                                             157,074
                                                                     ===========
NET INVESTMENT INCOME                                                      6,302
                                                                     ===========
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                                           (5,584,402)
Foreign currency transactions                                          1,540,500
                                                                     -----------
Net realized loss                                                     (4,043,902)
                                                                     -----------
Net change in unrealized appreciation (depreciation) on:
Investments                                                           (3,151,976)
Translation of assets and liabilities denominated in foreign
   currencies                                                          1,346,556
                                                                     -----------
Net change in unrealized depreciation                                 (1,805,420)
                                                                     ===========
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $(5,843,020)
                                                                     ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       F5 | OPPENHEIMER BARING JAPAN FUND

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED MAY 31                                                        2009          2008
-----------------                                                    -----------   -----------
OPERATIONS
Net investment income (loss)                                         $     6,302   $   (10,502)
                                                                     -----------   -----------
Net realized loss                                                     (4,043,902)   (1,181,613)
                                                                     -----------   -----------
Net change in unrealized appreciation (depreciation)                  (1,805,420)      397,647
                                                                     -----------   -----------
Net decrease in net assets resulting from operations                  (5,843,020)     (794,468)
                                                                     ===========   ===========
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                                       --       (16,089)
Class B                                                                       --            --
Class C                                                                       --            --
Class N                                                                       --            --
Class Y                                                                       --          (372)
                                                                     -----------   -----------
                                                                              --       (16,461)
                                                                     -----------   -----------
Distributions from net realized gain:
Class A                                                                       --       (41,053)
Class B                                                                       --          (885)
Class C                                                                       --        (1,457)
Class N                                                                       --          (138)
Class Y                                                                       --        (1,004)
                                                                     -----------   -----------
                                                                              --       (44,537)
                                                                     ===========   ===========
BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A                                                                 (604,840)    2,850,288
Class B                                                                  (83,903)      579,052
Class C                                                                  201,128       416,858
Class N                                                                   32,286        53,249
Class Y                                                                 (216,857)      643,031
                                                                     -----------   -----------
                                                                        (672,186)    4,542,478
                                                                     ===========   ===========
NET ASSETS
Total increase (decrease)                                             (6,515,206)    3,687,012
                                                                     -----------   -----------
Beginning of period                                                   14,672,359    10,985,347
                                                                     -----------   -----------
End of period (including accumulated net investment income (loss)
   of $33,208 and $(1,148), respectively)                            $ 8,157,153   $14,672,359
                                                                     ===========   ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       F6 | OPPENHEIMER BARING JAPAN FUND

FINANCIAL HIGHLIGHTS

CLASS A YEAR ENDED MAY 31,                               2009      2008    2007(1)
--------------------------                             -------   -------   -------
PER SHARE OPERATING DATA
Net asset value, beginning of period                   $  9.03   $  9.81   $ 10.00
                                                       -------   -------   -------
Income (loss) from investment operations:
Net investment income (loss)(2)                            .01      (.01)      .01
Net realized and unrealized loss                         (3.59)     (.73)     (.20)
                                                       -------   -------   -------
Total from investment operations                         (3.58)     (.74)     (.19)
                                                       -------   -------   -------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        --      (.01)       --
Distributions from net realized gain                        --      (.03)       --
                                                       -------   -------   -------
Total dividends and/or distributions to shareholders        --      (.04)       --
                                                       -------   -------   -------
Net asset value, end of period                         $  5.45   $  9.03   $  9.81
                                                       =======   =======   =======
TOTAL RETURN, AT NET ASSET VALUE(3)                     (39.65)%   (7.46)%   (1.90)%
                                                       =======   =======   =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)               $ 7,182   $12,815   $10,800
                                                       -------   -------   -------
Average net assets (in thousands)                      $ 8,259   $10,919   $10,558
                                                       -------   -------   -------
Ratios to average net assets:(4)
Net investment income (loss)                              0.14%    (0.07)%    0.16%
Total expenses                                            2.18%     1.54%     2.21%
Expenses after payments, waivers and/or
   reimbursements and reduction to custodian
   expenses                                               1.60%     1.53%     1.60%
                                                       -------   -------   -------
Portfolio turnover rate                                     84%       60%       24%

(1.) For the period from January 31, 2007 (commencement of operations) to May
     31, 2007.

(2.) Per share amounts calculated based on the average shares outstanding during the period.

(3.) Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(4.) Annualized for periods less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       F7 | OPPENHEIMER BARING JAPAN FUND

FINANCIAL HIGHLIGHTS Continued

CLASS B YEAR ENDED MAY 31,                               2009     2008    2007(1)
--------------------------                             -------   ------   -------
PER SHARE OPERATING DATA
Net asset value, beginning of period                   $  8.94   $ 9.79   $10.00
                                                       -------   ------   ------
Income (loss) from investment operations:
Net investment loss(2)                                    (.04)    (.08)    (.01)
Net realized and unrealized loss                         (3.53)    (.74)    (.20)
                                                       -------   ------   ------
Total from investment operations                         (3.57)    (.82)    (.21)
                                                       -------   ------   ------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        --       --       --
Distributions from net realized gain                        --     (.03)      --
                                                       -------   ------   ------
Total dividends and/or distributions to shareholders        --     (.03)      --
                                                       -------   ------   ------
Net asset value, end of period                         $  5.37   $ 8.94   $ 9.79
                                                       =======   ======   ======
TOTAL RETURN, AT NET ASSET VALUE(3)                     (39.93)%  (8.33)%  (2.10)%
                                                       =======   ======   ======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)               $   303   $  629   $   61
                                                       -------   ------   ------
Average net assets (in thousands)                      $   359   $  216   $   63
                                                       -------   ------   ------
Ratios to average net assets:(4)
Net investment loss                                      (0.66)%  (0.91)%  (0.19)%
Total expenses                                            6.34%    3.99%   10.73%(5)
Expenses after payments, waivers and/or
   reimbursements and reduction to custodian
   expenses                                               2.35%    2.35%    2.35%
                                                       -------   ------   ------
Portfolio turnover rate                                     84%      60%      24%

(1.) For the period from January 31, 2007 (commencement of operations) to May
     31, 2007.

(2.) Per share amounts calculated based on the average shares outstanding during the period.

(3.) Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares

(4.) Annualized for periods less than one full year.

(5.) The fiscal 2007 total expenses ratio is higher due to the Fund's limited operating history.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       F8 | OPPENHEIMER BARING JAPAN FUND

CLASS C YEAR ENDED MAY 31,                               2009     2008    2007(1)
--------------------------                             -------   ------   -------
PER SHARE OPERATING DATA
Net asset value, beginning of period                   $  8.95   $ 9.79   $10.00
                                                       -------   ------   ------
Income (loss) from investment operations:
Net investment loss(2)                                    (.04)    (.07)    (.01)
Net realized and unrealized loss                         (3.54)    (.74)    (.20)
                                                       -------   ------   ------
Total from investment operations                         (3.58)    (.81)    (.21)
                                                       -------   ------   ------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        --       --       --
Distributions from net realized gain                        --     (.03)      --
                                                       -------   ------   ------
Total dividends and/or distributions to shareholders        --     (.03)      --
                                                       -------   ------   ------
Net asset value, end of period                         $  5.37   $ 8.95   $ 9.79
                                                       =======   ======   ======
TOTAL RETURN, AT NET ASSET VALUE(3)                     (40.00)%  (8.23)%  (2.10)%
                                                       =======   ======   ======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)               $   428   $  513   $  119
                                                       -------   ------   ------
Average net assets (in thousands)                      $   454   $  299   $   56
                                                       -------   ------   ------
Ratios to average net assets:(4)
Net investment loss                                      (0.66)%  (0.83)%  (0.31)%
Total expenses                                            6.29%    3.32%   12.13%(5)
Expenses after payments, waivers and/or
   reimbursements and reduction to custodian
   expenses                                               2.35%    2.35%    2.35%
                                                       -------   ------   ------
Portfolio turnover rate                                     84%      60%      24%

(1.) For the period from January 31, 2007 (commencement of operations) to May
     31, 2007.

(2.) Per share amounts calculated based on the average shares outstanding during the period.

(3.) Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(4.) Annualized for periods less than one full year.

(5.) The fiscal 2007 total expenses ratio is higher due to the Fund's limited operating history.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       F9 | OPPENHEIMER BARING JAPAN FUND

FINANCIAL HIGHLIGHTS Continued

CLASS N YEAR ENDED MAY 31,                               2009     2008    2007(1)
--------------------------                             -------   ------   -------
PER SHARE OPERATING DATA
Net asset value, beginning of period                   $  9.00   $ 9.80   $10.00
                                                       -------   ------   ------
Income (loss) from investment operations:
Net investment loss(2)                                    (.02)    (.02)    (.03)
Net realized and unrealized loss                         (3.56)    (.75)    (.17)
                                                       -------   ------   ------
Total from investment operations                         (3.58)    (.77)    (.20)
                                                       -------   ------   ------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        --       --       --
Distributions from net realized gain                        --     (.03)      --
                                                       -------   ------   ------
Total dividends and/or distributions to shareholders        --     (.03)      --
                                                       -------   ------   ------
Net asset value, end of period                         $  5.42   $ 9.00   $ 9.80
                                                       =======   ======   ======
TOTAL RETURN, AT NET ASSET VALUE(3)                     (39.78)%  (7.81)%  (2.00)%
                                                       =======   ======   ======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)               $    59   $   57   $    4
                                                       -------   ------   ------
Average net assets (in thousands)                      $    51   $   29   $    2
                                                       -------   ------   ------
Ratios to average net assets:(4)
Net investment loss                                      (0.25)%  (0.27)%  (0.85)%
Total expenses                                            5.29%    5.39%    2.92%
Expenses after payments, waivers and/or
   reimbursements and reduction to custodian
   expenses                                               1.85%    1.85%    1.85%
                                                       -------   ------   ------
Portfolio turnover rate                                     84%      60%      24%

(1.) For the period from January 31, 2007 (commencement of operations) to May
     31, 2007.

(2.) Per share amounts calculated based on the average shares outstanding during the period.

(3.) Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(4.) Annualized for periods less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      F10 | OPPENHEIMER BARING JAPAN FUND

CLASS Y YEAR ENDED MAY 31,                               2009     2008    2007(1)
--------------------------                             -------   ------   -------
PER SHARE OPERATING DATA
Net asset value, beginning of period                   $  9.05   $ 9.81   $10.00
                                                       -------   ------   ------
Income (loss) from investment operations:
Net investment income(2)                                   .01      .04      .01
Net realized and unrealized loss                         (3.58)    (.76)    (.20)
                                                       -------   ------   ------
Total from investment operations                         (3.57)    (.72)    (.19)
                                                       -------   ------   ------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        --     (.01)      --
Distributions from net realized gain                        --     (.03)      --
                                                       -------   ------   ------
Total dividends and/or distributions to shareholders        --     (.04)      --
                                                       -------   ------   ------
Net asset value, end of period                         $  5.48   $ 9.05   $ 9.81
                                                       =======   ======   ======
TOTAL RETURN, AT NET ASSET VALUE(3)                     (39.45)%  (7.27)%  (1.90)%
                                                       =======   ======   ======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)               $   185   $  658   $    1
                                                       -------   ------   ------
Average net assets (in thousands)                      $   361   $  265   $    1
                                                       -------   ------   ------
Ratios to average net assets:(4)
Net investment income                                     0.16%    0.50%    0.30%
Total expenses                                            1.96%    1.39%    1.86%
Expenses after payments, waivers and/or
   reimbursements and reduction to custodian
   expenses                                               1.35%    1.35%    1.35%
                                                       -------   ------   ------
Portfolio turnover rate                                     84%      60%      24%

(1.) For the period from January 31, 2007 (commencement of operations) to May
     31, 2007.

(2.) Per share amounts calculated based on the average shares outstanding during the period.

(3.) Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(4.) Annualized for periods less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      F11 | OPPENHEIMER BARING JAPAN FUND

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Baring Japan Fund (the "Fund"), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation. The Fund's investment adviser is OppenheimerFunds, Inc. (the "Manager"). The Manager has entered into a sub-advisory agreement with Baring Asset Management, Inc. (the "Sub-Adviser"). As of May 31, 2009, the Manager owned approximately 77% of the Fund's Class A shares.

     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge ("CDSC"). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Prior to January 1, 2009, the Fund assessed a 2% fee on the proceeds of fund shares that were redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which was retained by the Fund, is accounted for as an addition to paid-in capital.

     The following is a summary of significant accounting policies consistently followed by the Fund.

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.


                      F12 | OPPENHEIMER BARING JAPAN FUND

     Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable inputs.

     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

     Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

     "Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.

     In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.


                       F13 | OPPENHEIMER BARING JAPAN FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. SIGNIFICANT ACCOUNTING POLICIES Continued

Fair valued securities may be classified as "Level 3" if the Manager's own assumptions about the inputs that market participants would use in valuing such securities are significant to the fair value.

     There have been no significant changes to the fair valuation methodologies during the period.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.


                       F14 | OPPENHEIMER BARING JAPAN FUND

                                                              NET UNREALIZED
                                                               DEPRECIATION
                                                             BASED ON COST OF
                                                              SECURITIES AND
 UNDISTRIBUTED   UNDISTRIBUTED          ACCUMULATED         OTHER INVESTMENTS
NET INVESTMENT     LONG-TERM               LOSS             FOR FEDERAL INCOME
    INCOME            GAIN       CARRYFORWARD(1, 2, 3, 4)      TAX PURPOSES
--------------   -------------   ------------------------   -----------------
    $34,390           $--                $5,068,975             $1,848,383

(1.) As of May 31, 2009, the Fund had $2,198,933 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of May 31, 2009, details of the capital loss carryforwards were as follows:

EXPIRING
--------
2016       $  266,942
2017        1,931,991
           ----------
Total      $2,198,933
           ==========

(2.) As of May 31, 2009, the Fund had $2,870,042 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.

(3.) During the fiscal year ended May 31, 2009, the Fund did not utilize any capital loss carryforward.

(4.) During the fiscal year ended May 31, 2008, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for May 31, 2009. Net assets of the Fund were unaffected by the reclassifications.

                                         INCREASE TO
                      INCREASE TO        ACCUMULATED
  REDUCTION TO     ACCUMULATED NET    NET REALIZED LOSS
PAID-IN CAPITAL   INVESTMENT INCOME     ON INVESTMENTS
---------------   -----------------   -----------------
    $13,272            $28,054             $14,782

The tax character of distributions paid during the years ended May 31, 2009 and May 31, 2008 was as follows:

                            YEAR ENDED     YEAR ENDED
                           MAY 31, 2009   MAY 31, 2008
                           ------------   ------------
Distributions paid from:
Ordinary income                 $--          $60,998

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 31, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments,


                       F15 | OPPENHEIMER BARING JAPAN FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. SIGNIFICANT ACCOUNTING POLICIES Continued

if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities   $ 9,691,344
Federal tax cost of other
   investments                       291,333
                                 -----------
Total federal tax cost           $ 9,982,677
                                 ===========
Gross unrealized appreciation    $   226,410
Gross unrealized depreciation     (2,074,793)
                                 -----------
Net unrealized depreciation      $(1,848,383)
                                 ===========

TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian


                       F16 | OPPENHEIMER BARING JAPAN FUND
expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                    YEAR ENDED                 YEAR ENDED
                                   MAY 31, 2009               MAY 31, 2008
                              ----------------------     ----------------------
                               SHARES       AMOUNT        SHARES       AMOUNT
                              --------   -----------     --------   -----------
CLASS A
Sold                           393,271   $ 2,563,471      448,037   $ 3,945,197
Dividends and/or
   distributions reinvested         --            --        1,087         9,348
Redeemed                      (495,762)   (3,168,311)(1) (130,659)   (1,104,257)(2)
                              --------   -----------     --------   -----------
Net increase (decrease)       (102,491)  $  (604,840)     318,465   $ 2,850,288
                              ========   ===========     ========   ===========
CLASS B
Sold                            33,976   $   217,355       90,906   $   818,494
Dividends and/or
   distributions reinvested         --            --           94           809
Redeemed                       (47,850)     (301,258)(1)  (26,931)     (240,251)(2)
                              --------   -----------     --------   -----------
Net increase (decrease)        (13,874)  $   (83,903)      64,069   $   579,052
                              ========   ===========     ========   ===========
CLASS C
Sold                            79,890   $   518,685       83,041   $   747,853
Dividends and/or
   distributions reinvested         --            --          169         1,444
Redeemed                       (57,480)     (317,557)(1)  (37,970)     (332,439)(2)
                              --------   -----------     --------   -----------
Net increase                    22,410   $   201,128       45,240   $   416,858
                              ========   ===========     ========   ===========


                       F17 | OPPENHEIMER BARING JAPAN FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. SHARES OF BENEFICIAL INTEREST Continued

                                   YEAR ENDED              YEAR ENDED
                                  MAY 31, 2009            MAY 31, 2008
                              -------------------     -------------------
                               SHARES     AMOUNT       SHARES     AMOUNT
                              -------   ---------     -------   ---------
CLASS N
Sold                            8,902   $  61,182       7,177   $  64,067
Dividends and/or
   distributions reinvested        --          --          16         134
Redeemed                       (4,439)    (28,896)(1)  (1,258)    (10,952)(2)
                              -------   ---------     -------   ---------
Net increase                    4,463   $  32,286       5,935   $  53,249
                              =======   =========     =======   =========
CLASS Y
Sold                           38,808   $ 320,312     102,943   $ 912,189
Dividends and/or
   distributions reinvested        --          --         159       1,371
Redeemed                      (77,777)   (537,169)(1) (30,478)   (270,529)(2)
                              -------   ---------     -------   ---------
Net increase (decrease)       (38,969)  $(216,857)     72,624   $ 643,031
                              =======   =========     =======   =========

(1.) Net of redemption fees of $817, $36, $45, $5 and $36 for Class A, Class B,
     Class C, Class N and Class Y shares, respectively.

(2.) Net of redemption fees of $221, $4, $6, $1 and $5 for Class A, Class B,
     Class C, Class N and Class Y shares, respectively.

3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended May 31, 2009, were as follows:

                         PURCHASES      SALES
                        ----------   ----------
Investment securities   $8,131,142   $7,939,606

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

FEE SCHEDULE
------------
Up to $250 million   1.00%
Next $250 million    0.95
Next $500 million    0.90
Over $1.0 billion    0.85

SUB-ADVISER FEES. The Manager retains the Sub-Adviser to provide the day-to-day portfolio management of the Fund. The Manager pays the Sub-Adviser an annual fee equal to 40% of the management fee received by the Manager from the Fund. For the year ended May 31, 2009, the Manager paid $22,666 to the Sub-Adviser for its services to the Fund.

TRANSFER AGENT FEES. OppenheimerFunds Services ("OFS"), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended May 31, 2009, the Fund paid $18,167 to OFS for services to the Fund.


                       F18 | OPPENHEIMER BARING JAPAN FUND

     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the "Distributor") acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan (the "Plan") for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans (the "Plans") for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor's aggregate uncompensated expenses under the Plans at March 31, 2009 were as follows:

Class B   $5,418
Class C    5,839
Class N      481

SALES CHARGES. Front-end sales charges and contingent deferred sales charges ("CDSC") do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.


                       F19 | OPPENHEIMER BARING JAPAN FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

                                  CLASS A         CLASS B         CLASS C         CLASS N
                  CLASS A       CONTINGENT       CONTINGENT      CONTINGENT      CONTINGENT
                 FRONT-END        DEFERRED       DEFERRED        DEFERRED        DEFERRED
               SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED      DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
------------   -------------   -------------   -------------   -------------   ------------
May 31, 2009       $1,706           $300           $2,471           $156           $--

WAIVERS AND REIMBURSEMENTS OF EXPENSES. The Manager has agreed to waive its management fees and/or reimburse expenses such that "Expenses after waivers, payments and/or reimbursements and reduction to custodian expenses" will not exceed 1.60% for Class A shares, 2.35% for Class B shares and Class C shares, 1.85% for Class N shares and 1.35% for Class Y shares, respectively. During the year ended May 31, 2009, the Manager reimbursed the Fund $41,745, $12,338, $15,848, $1,457 and $1,416 for Class A, Class B, Class C, Class N and Class Y shares, respectively. These undertakings are voluntary and may be amended or withdrawn at any time.

     The Manager has agreed to reimburse the Fund certain costs incurred by the Fund in connection with the pending reorganization as described below. During the year ended May 31, 2009, the Manager reimbursed the Fund $6,664 for reorganization-related costs.

     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

During the year ended May 31, 2009, OFS waived transfer and shareholder servicing agent fees as follows:

Class A   $   27
Class B    1,768
Class C    1,693
Class N      254
Class Y      626

5. FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into current and forward foreign currency exchange contracts for the purchase or sale of a foreign currency at a negotiated rate at a future date.

     Foreign currency exchange contracts are reported on a schedule following the Statement of Investments. These contracts will be valued daily based upon the closing prices of the currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

     The Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase


                      F20 | OPPENHEIMER BARING JAPAN FUND
transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counter-party defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.

     As of May 31, 2009, the Fund had no outstanding forward contracts.

6. PENDING AGREEMENT AND PLAN OF REORGANIZATION

The Board of Trustees of the Fund has determined that it is in the best interest of the Fund's shareholders that the Fund reorganize with and into Oppenheimer International Growth Fund ("International Growth"). The Fund's Board unanimously approved an Agreement and Plan of Reorganization (the "Agreement") to be entered into between the Fund and International Growth. Pursuant to the Agreement, International Growth will acquire substantially all of the assets and assume certain liabilities of the Fund in exchange for shares of International Growth (the "Reorganization"). If the Reorganization takes place, Fund shareholders will receive shares of International Growth equal in value to the value of the net assets of the shares of the Fund they held immediately prior to the Reorganization. Following the Reorganization, the Fund will liquidate, dissolve and terminate its registration as an investment company under the Investment Company Act of 1940.

     The Reorganization is conditioned upon, among other things, approval by the Fund's shareholders. The shareholder meeting is scheduled for July 31, 2009. If approved by the shareholders and certain conditions required by the Agreement are satisfied, the Reorganization is expected to take place on or about August 7, 2009.

7. PENDING LITIGATION

During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain of the funds in the Oppenheimer family of funds (the "Defendant Funds") advised by the Manager and distributed by the Distributor. The complaints naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund's investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses. Additionally, a complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not the Fund), on behalf of the Oregon College Savings Plan Trust. The complaint alleges breach of contract, breach of


                      F21 | OPPENHEIMER BARING JAPAN FUND

NOTES TO FINANCIAL STATEMENTS Continued

7. PENDING LITIGATION Continued

fiduciary duty, negligence and violation of state securities laws, and seeks compensatory damages, equitable relief and an award of attorneys' fees and litigation expenses.

     Other complaints have been filed in 2008 and 2009 in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm ("Madoff ") and allege a variety of claims including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief, and an award of attorneys' fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.

     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds' Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. The Manager believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it and that no estimate can be made with any degree of certainty as to the amount or range of any potential loss. The Manager also believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund.


                      F22 | OPPENHEIMER BARING JAPAN FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER BARING JAPAN FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Baring Japan Fund, including the statement of investments, as of May 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period January 31, 2007 (commencement of operations) to May 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Baring Japan Fund as of May 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period January 31, 2007 (commencement of operations) to May 31, 2007, in conformity with U.S. generally accepted accounting principles.


KPMG LLP

Denver, Colorado
July 20, 2009


                      F23 | OPPENHEIMER BARING JAPAN FUND

                      THIS PAGE INTENTIONALLY LEFT BLANK.


                       F24 | OPPENHEIMER BARING JAPAN FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2009, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2008. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     None of the dividends paid by the Fund during the fiscal year ended May 31, 2009 are eligible for the corporate dividend-received deduction.

     A portion, if any, of the dividends paid by the Fund during the fiscal year ended May 31, 2009 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $171,449 of the Fund's fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2009, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended May 31, 2009, $541 or 4.20% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.

     The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis for an aggregate amount of $12,902 of foreign income taxes paid by the Fund during the fiscal year ended May 31, 2009. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

     Gross income of $55,771 was derived from sources within foreign countries or possessions of the United States.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                       21 | OPPENHEIMER BARING JAPAN FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC toll-free at 1-800-SEC-0330.

HOUSEHOLDING--DELIVERY OF SHAREHOLDER DOCUMENTS

This is to inform you about OppenheimerFunds' "householding" policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund's prospectus, annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus, reports and privacy policy within 30 days of receiving your request to stop householding.


                       22 | OPPENHEIMER BARING JAPAN FUND

TRUSTEES AND OFFICERS Unaudited

NAME, POSITION(S) HELD WITH    PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS;
THE FUND, LENGTH OF SERVICE,   OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER OF
AGE                            PORTFOLIOS IN THE FUND COMPLEX CURRENTLY OVERSEEN

BRIAN F. WRUBLE,               Chairman (since August 2007) and Trustee (since
Chairman of the Board          August 1991) of the Board of Trustees of The
of Trustees (since 2007) and   Jackson Laboratory (non-profit); Director of
Trustee (since 2006)           Special Value Opportunities Fund, LLC (registered
Age: 66                        investment company) (affiliate of the Manager's
                               parent company) (since September 2004); Member of
                               Zurich Financial Investment Management Advisory
                               Council (insurance) (since 2004); Treasurer and
                               Trustee of the Institute for Advanced Study
                               (non-profit educational institute) (since May
                               1992); General Partner of Odyssey Partners, L.P.
                               (hedge fund) (September 1995-December 2007);
                               Special Limited Partner of Odyssey Investment
                               Partners, LLC (private equity investment)
                               (January 1999-September 2004). Oversees 64
                               portfolios in the OppenheimerFunds complex.

DAVID K. DOWNES,               Independent Chairman GSK Employee Benefit Trust
Trustee (since 2007)           (since April 2006); Director of Correctnet (since
Age: 69                        January 2006); Trustee of Employee Trusts (since
                               January 2006); Chief Executive Officer and Board
                               Member of CRAFund Advisors, Inc. (investment
                               management company) (since January 2004);
                               Director of Internet Capital Group (information
                               technology company) (since October 2003);
                               Independent Chairman of the Board of Trustees of
                               Quaker Investment Trust (registered investment
                               company) (2004-2007); President of The Community
                               Reinvestment Act Qualified Investment Fund
                               (investment management company) (2004-2007);
                               Chief Operating Officer and Chief Financial
                               Officer of Lincoln National Investment Companies,
                               Inc. (subsidiary of Lincoln National Corporation,
                               a publicly traded company) and Delaware
                               Investments U.S., Inc. (investment management
                               subsidiary of Lincoln National Corporation)
                               (1993-2003); President, Chief Executive Officer
                               and Trustee of Delaware Investment Family of
                               Funds (1993-2003); President and Board Member of
                               Lincoln National Convertible Securities Funds,
                               Inc. and the Lincoln National Income Funds, TDC
                               (1993-2003); Chairman and Chief Executive Officer
                               of Retirement Financial Services, Inc.
                               (registered transfer agent and investment adviser
                               and subsidiary of Delaware Investments U.S.,
                               Inc.) (1993-2003); President and Chief Executive
                               Officer of Delaware Service Company, Inc.
                               (1995-2003); Chief Administrative Officer, Chief
                               Financial Officer, Vice Chairman and Director of
                               Equitable Capital Management Corporation
                               (investment subsidiary of Equitable Life
                               Assurance Society) (1985-1992); Corporate
                               Controller of Merrill Lynch & Company (financial
                               services holding company) (1977-1985); held the
                               following positions at the Colonial Penn Group,
                               Inc. (insurance company): Corporate Budget
                               Director (1974-1977), Assistant Treasurer
                               (1972-1974) and Director of Corporate Taxes
                               (1969-1972); held the following positions at
                               Price Waterhouse & Company (financial services
                               firm): Tax Manager (1967-1969), Tax Senior
                               (1965-1967) and Staff Accountant (1963-1965);
                               United States Marine Corps (1957-1959). Oversees
                               64 portfolios in the OppenheimerFunds complex.

MATTHEW P. FINK,               Trustee of the Committee for Economic Development
Trustee (since 2006)           (policy research foundation) (since 2005);
Age: 68                        Director of ICI Education Foundation (education
                               foundation) (October 1991-August 2006); President
                               of the Investment Company Institute (trade
                               association) (October 1991-June 2004); Director
                               of ICI Mutual Insurance Company (insurance
                               company) (October 1991-June 2004). Oversees 54
                               portfolios in the OppenheimerFunds complex.

PHILLIP A. GRIFFITHS,          Fellow of the Carnegie Corporation (since 2007);
Trustee (since 2006)           Distinguished Presidential Fellow for
Age: 70                        International Affairs (since 2002) and Member
                               (since 1979) of the National Academy of Sciences;
                               Council on Foreign Relations (since 2002);
                               Director of GSI Lumonics Inc. (precision
                               technology products company) (since 2001); Senior
                               Advisor of The Andrew W. Mellon Foundation (since
                               2001); Chair of Science Initiative Group (since
                               1999); Member of the American Philosophical
                               Society


                       23 | OPPENHEIMER BARING JAPAN FUND

TRUSTEES AND OFFICERS Unaudited / Continued

PHILLIP A. GRIFFITHS,          (since 1996); Trustee of Woodward Academy (since
Continued                      1983); Foreign Associate of Third World Academy
                               of Sciences; Director of the Institute for
                               Advanced Study (1991-2004); Director of Bankers
                               Trust New York Corporation (1994-1999); Provost
                               at Duke University (1983-1991). Oversees 54
                               portfolios in the OppenheimerFunds complex.

MARY F. MILLER,                Trustee of International House (not-for-profit)
Trustee (since 2006)           (since June 2007); Trustee of the American
Age: 66                        Symphony Orchestra (not-for-profit) (since
                               October 1998); and Senior Vice President and
                               General Auditor of American Express Company
                               (financial services company) (July 1998-February
                               2003). Oversees 54 portfolios in the
                               OppenheimerFunds complex.

JOEL W. MOTLEY,                Managing Director of Public Capital Advisors, LLC
Trustee (since 2006)           (privately held financial advisor) (since January
Age: 57                        2006); Managing Director of Carmona Motley, Inc.
                               (privately-held financial advisor) (since January
                               2002); Director of Columbia Equity Financial
                               Corp. (privately-held financial advisor)
                               (2002-2007); Managing Director of Carmona Motley
                               Hoffman Inc. (privately-held financial advisor)
                               (January 1998-December 2001); Member of the
                               Finance and Budget Committee of the Council on
                               Foreign Relations, Member of the Investment
                               Committee of the Episcopal Church of America,
                               Member of the Investment Committee and Board of
                               Human Rights Watch and Member of the Investment
                               Committee of Historic Hudson Valley. Oversees 54
                               portfolios in the OppenheimerFunds complex.

MARY ANN TYNAN,                Vice Chair of Board of Trustees of Brigham and
Trustee (since 2008)           Women's/Faulkner Hospital (non-profit hospital)
Age: 63                        (since 2000); Chair of Board of Directors of
                               Faulkner Hospital (non-profit hospital) (since
                               1990); Member of Audit and Compliance Committee
                               of Partners Health Care System (non-profit)
                               (since 2004); Board of Trustees of Middlesex
                               School (educational institution) (since 1994);
                               Board of Directors of Idealswork, Inc. (financial
                               services provider) (since 2003); Partner, Senior
                               Vice President and Director of Regulatory Affairs
                               of Wellington Management Company, LLP (global
                               investment manager) (1976 to 2002); Vice
                               President and Corporate Secretary, John Hancock
                               Advisers, Inc. (mutual fund investment adviser)
                               (1970-1976). Oversees 57 portfolios in the
                               OppenheimerFunds complex.

JOSEPH M. WIKLER,              Director of C-TASC (bio-statistics services
Trustee (since 2006)           (since 2007); Director of the following medical
Age: 68                        device companies: Medintec (since 1992) and
                               Cathco (since 1996); Member of the Investment
                               Committee of the Associated Jewish Charities of
                               Baltimore (since 1994); Director of Lakes
                               Environmental Association (environmental
                               protection organization) (1996-2008); Director of
                               Fortis/Hartford mutual funds (1994-December
                               2001). Oversees 54 portfolios in the
                               OppenheimerFunds complex.

PETER I. WOLD,                 Director and Chairman of Wyoming Enhanced Oil
Trustee (since 2006)           Recovery Institute Commission (enhanced oil
Age: 61                        recovery study) (since 2004); President of Wold
                               Oil Properties, Inc. (oil and gas exploration and
                               production company) (since 1994); Vice President
                               of American Talc Company, Inc. (talc mining and
                               milling) (since 1999); Managing Member of
                               Hole-in-the-Wall Ranch (cattle ranching) (since
                               1979); Director and Chairman of the Denver Branch
                               of the Federal Reserve Bank of Kansas City
                               (1993-1999); and Director of PacifiCorp.
                               (electric utility) (1995-1999). Oversees 54
                               portfolios in the OppenheimerFunds complex.

INTERESTED TRUSTEE             THE ADDRESS OF MR. REYNOLDS IS 6803 S. TUCSON
                               WAY, CENTENNIAL, COLORADO 80112-3924. MR.
                               REYNOLDS SERVES FOR AN INDEFINITE TERM, OR UNTIL
                               HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL.
                               MR. REYNOLDS IS AN "INTERESTED TRUSTEE" BECAUSE
                               OF A POTENTIAL CONSULTING RELATIONSHIP BETWEEN
                               RSR PARTNERS, WHICH MR. REYNOLDS MAY BE DEEMED TO
                               CONTROL, AND THE MANAGER.


                       24 | OPPENHEIMER BARING JAPAN FUND

RUSSELL S. REYNOLDS, JR.,      Chairman of RSR Partners (formerly "The
Trustee (since 2006)           Directorship Search Group, Inc.") (corporate
Age: 77                        governance consulting and executive recruiting)
                               (since 1993); Retired CEO of Russell Reynolds
                               Associates (executive recruiting) (October
                               1969-March 1993); Life Trustee of International
                               House (non-profit educational organization);
                               Former Trustee of The Historical Society of the
                               Town of Greenwich; Former Director of Greenwich
                               Hospital Association. Oversees 54 portfolios in
                               the OppenheimerFunds complex.

INTERESTED TRUSTEE             THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL
AND OFFICER                    CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK,
                               NEW YORK 10281-1008. MR. MURPHY SERVES AS A
                               TRUSTEE FOR AN INDEFINITE TERM, OR UNTIL HIS
                               RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS
                               AN OFFICER FOR AN INDEFINITE TERM, OR UNTIL HIS
                               RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR.
                               MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS
                               POSITIONS WITH OPPENHEIMERFUNDS, INC. AND ITS
                               AFFILIATES.

JOHN V. MURPHY,                Chairman and Director of the Manager (since June
President and Principal        2001); Chief Executive Officer of the Manager
Executive Officer and          (June 2001-December 2008); President of the
Trustee (since 2006)           Manager (September 2000-February 2007); President
Age: 59                        and director or trustee of other Oppenheimer
                               funds; President and Director of Oppenheimer
                               Acquisition Corp. ("OAC") (the Manager's parent
                               holding company) and of Oppenheimer Partnership
                               Holdings, Inc. (holding company subsidiary of the
                               Manager) (since July 2001); Director of
                               OppenheimerFunds Distributor, Inc. (subsidiary of
                               the Manager) (November 2001-December 2006);
                               Chairman and Director of Shareholder Services,
                               Inc. and of Shareholder Financial Services, Inc.
                               (transfer agent subsidiaries of the Manager)
                               (since July 2001); President and Director of
                               OppenheimerFunds Legacy Program (charitable trust
                               program established by the Manager) (since July
                               2001); Director of the following investment
                               advisory subsidiaries of the Manager: OFI
                               Institutional Asset Management, Inc., Centennial
                               Asset Management Corporation and Trinity
                               Investment Management Corporation (since November
                               2001), HarbourView Asset Management Corporation
                               and OFI Private Investments, Inc. (since July
                               2001); President (since November 2001) and
                               Director (since July 2001) of Oppenheimer Real
                               Asset Management, Inc.; Executive Vice President
                               of Massachusetts Mutual Life Insurance Company
                               (OAC's parent company) (since February 1997);
                               Director of DLB Acquisition Corporation (holding
                               company parent of Babson Capital Management LLC)
                               (since June 1995); Chairman (since October 2007)
                               and Member of the Investment Company Institute's
                               Board of Governors (since October 2003). Oversees
                               102 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF              THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW
THE FUND                       ARE AS FOLLOWS: FOR MR. ZACK, TWO WORLD FINANCIAL
                               CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK
                               10281-1008, FOR MESSRS. VANDEHEY AND WIXTED, 6803
                               S. TUCSON WAY, CENTENNIAL, COLORADO 80112-3924.
                               EACH OFFICER SERVES FOR AN INDEFINITE TERM OR
                               UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH
                               OR REMOVAL.

MARK S. VANDEHEY,              Senior Vice President and Chief Compliance
Vice President and Chief       Officer of the Manager (since March 2004); Chief
Compliance Officer             Compliance Officer of OppenheimerFunds
(since 2006)                   Distributor, Inc., Centennial Asset Management
Age: 58                        and Shareholder Services, Inc. (since March
                               2004); Vice President of OppenheimerFunds
                               Distributor, Inc., Centennial Asset Management
                               Corporation and Shareholder Services, Inc. (since
                               June 1983); Former Vice President and Director of
                               Internal Audit of the Manager (1997-February
                               2004). An officer of 102 portfolios in the
                               OppenheimerFunds complex.


                       25 | OPPENHEIMER BARING JAPAN FUND

TRUSTEES AND OFFICERS Unaudited / Continued

BRIAN W. WIXTED,               Senior Vice President of the Manager (since March
Treasurer and Principal        1999); Treasurer of the Manager and the
Financial & Accounting         following: HarbourView Asset Management
Officer (since 2006)           Corporation, Shareholder Financial Services,
Age: 49                        Inc., Shareholder Services, Inc., Oppenheimer
                               Real Asset Management, Inc. and Oppenheimer
                               Partnership Holdings, Inc. (March 1999-June
                               2008), OFI Private Investments, Inc. (March
                               2000-June 2008), OppenheimerFunds International
                               Ltd. and OppenheimerFunds plc (since May 2000),
                               OFI Institutional Asset Management, Inc. (since
                               November 2000), and OppenheimerFunds Legacy
                               Program (charitable trust program established by
                               the Manager) (since June 2003); Treasurer and
                               Chief Financial Officer of OFI Trust Company
                               (trust company subsidiary of the Manager) (since
                               May 2000); Assistant Treasurer of the following:
                               OAC (March 1999-June 2008), Centennial Asset
                               Management Corporation (March 1999-October 2003)
                               and OppenheimerFunds Legacy Program (April
                               2000-June 2003). An officer of 102 portfolios in
                               the OppenheimerFunds complex.

ROBERT G. ZACK,                Executive Vice President (since January 2004) and
Secretary (since 2006)         General Counsel (since March 2002) of the
Age: 60                        Manager; General Counsel and Director of the
                               Distributor (since December 2001); General
                               Counsel of Centennial Asset Management
                               Corporation (since December 2001); Senior Vice
                               President and General Counsel of HarbourView
                               Asset Management Corporation (since December
                               2001); Secretary and General Counsel of OAC
                               (since November 2001); Assistant Secretary (since
                               September 1997) and Director (since November
                               2001) of OppenheimerFunds International Ltd. and
                               OppenheimerFunds plc; Vice President and Director
                               of Oppenheimer Partnership Holdings, Inc. (since
                               December 2002); Director of Oppenheimer Real
                               Asset Management, Inc. (since November 2001);
                               Senior Vice President, General Counsel and
                               Director of Shareholder Financial Services, Inc.
                               and Shareholder Services, Inc. (since December
                               2001); Senior Vice President, General Counsel and
                               Director of OFI Private Investments, Inc. and OFI
                               Trust Company (since November 2001); Vice
                               President of OppenheimerFunds Legacy Program
                               (since June 2003); Senior Vice President and
                               General Counsel of OFI Institutional Asset
                               Management, Inc. (since November 2001); Director
                               of OppenheimerFunds International Distributor
                               Limited (since December 2003); Senior Vice
                               President (May 1985-December 2003). An officer of
                               102 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.525.7048.


                       26 | OPPENHEIMER BARING JAPAN FUND

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that David Downes, the Board's Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is "independent" for purposes of this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $21,300 in fiscal 2009 and $21,300 in fiscal 2008.

(b)  Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed $5,750 in fiscal 2009 no such fees in fiscal 2008.

The principal accountant for the audit of the registrant's annual financial statements billed $224,200 in fiscal 2009 and $381,236 in fiscal 2008 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: internal control reviews and professional services relating to FAS 157.

(c)  Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed $5,000 in fiscal 2009 and no such fees in fiscal 2008.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Tax preparation and filings.

(d)  All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

     The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

     Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

     (2) 100%

(f)  Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $234,950 in fiscal 2009 and $381,236 in fiscal 2008 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
     (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. No such services were rendered.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) Not applicable.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the

     Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

     - the name, address, and business, educational, and/or other pertinent background of the person being recommended;

     - a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

     - any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

     - the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

     The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11. CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 05/31/2009, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)  (1)  Exhibit attached hereto.

     (2)  Exhibits attached hereto.

     (3)  Not applicable.

(b)  Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Baring Japan Fund


By: /s/ John V. Murphy
    ---------------------------------
    John V. Murphy
    Principal Executive Officer

Date: 07/13/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ John V. Murphy
    ---------------------------------
    John V. Murphy
    Principal Executive Officer

Date: 07/13/2009


By: /s/ Brian W. Wixted
    ---------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 07/13/2009